AMENDMENT NO. 2 TO
                                CUSTODY AGREEMENT

       AMENDMENT NO. 2 dated as of February 4, 2005, to the Custody Agreement, dated as of July 22, 1988 and amended as of July 1, 1991, between THE ALGER AMERICAN FUND (the "Fund") and CUSTODIAL TRUST COMPANY (the "Custodian").

       The Fund and the Custodian hereby agree as follows:

1. DEFINITIONS. Article I is amended by supplementing it with the following additional definitions beginning with Article I.5 and renumbering the remaining definitions accordingly:

       "(5) 'DOMESTIC SECURITIES DEPOSITORY' means The Depository Trust Company and (provided that Custodian has received a copy of a resolution of the Board of Trustees, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a system for the central handling of Securities where all Securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities."

       (6) 'ELIGIBLE DOMESTIC BANK' means a bank as defined in the 1940 Act.

       (7) 'ELIGIBLE FOREIGN CUSTODIAN' means any banking institution, trust company or other entity organized under the laws of a country other than the United States which is eligible under the 1940 Act and Rule 17f-5 thereunder to act as a custodian for securities and other assets of a Portfolio held outside the United States.

       (8) 'ELIGIBLE FOREIGN SECURITIES DEPOSITORY' means an Eligible Securities Depository as defined in Rule 17f-7 under the 1940 Act.

       (9) 'FOREIGN CUSTODY MANAGER' has the same meaning as in Rule 17f-5 under the 1940 Act.

       (10) 'FOREIGN ASSETS' has the same meaning as in Rule 17f-5 under the 1940 Act."

In addition, the definition of "Securities Depository" (formerly Article I.12, renumbered as Article I.18) is replaced by the following:

       "(18) 'SECURITIES DEPOSITORY' means any Domestic Securities Depository or Eligible Foreign Securities Depository."


2. ELIGIBLE SECURITIES DEPOSITORY. The Custody Agreement is amended by replacing the term "Securities Depository" with the term "Domestic Securities Depository" in Article III.5, 6(a), and 7(b).

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3.     ELIGIBLE DOMESTIC BANK. Article III.3 is amended by replacing the term
"domestic bank or trust company" with "Eligible Domestic Bank".

4. APPOINTMENT OF FOREIGN SUB-CUSTODIANS. Article III.3 is amended by supplementing it with a new paragraph (d), as follows:

       "(d)(A) Unless otherwise instructed in Written Instructions, Custodian is authorized to hold any Foreign Asset of a Portfolio in any country in which all or a portion of the primary market for such Foreign Asset is situated.

       (B) At any time and from time to time, Custodian in its discretion may appoint and employ in accordance with the 1940 Act, and in its reasonable discretion but with 30 days'prior written notice to the Fund (unless, in Custodian's sole reasonable discretion, market, political or other conditions do not permit the delay such notice entails) may also cease to employ, (I) any overseas branch of any Eligible Domestic Bank, or (II) any Eligible Foreign Custodian selected by the Foreign Custody Manager, in each case as a foreign sub-custodian for Foreign Assets of a Portfolio, provided, however, that the employment of any such overseas branch has been approved by the Fund and, provided further, that, in the case of any such Eligible Foreign Custodian, the Foreign Custody Manager has approved the agreement pursuant to which Custodian employs such Eligible Foreign Custodian.

       (C) Set forth on Exhibit C hereto, with respect to each Portfolio, are the foreign sub-custodians that Custodian may employ pursuant to Article III.3(d)(B) above. Exhibit C shall be revised from time to time as foreign sub-custodians are added or deleted.

       (D) If the Fund proposes to have a Portfolio make an investment which is to be held in a country in which Custodian does not have appropriate arrangements in place with either an overseas branch of an Eligible Domestic Bank or an Eligible Foreign Custodian selected by the Foreign Custody Manager, then the Fund shall inform Custodian sufficiently in advance of such investment to allow Custodian to make such arrangements.

       (E) Notwithstanding anything to the contrary in Article IX.1 and Article
       X.1 below and provided that Custodian has used reasonable commercial efforts in good faith to obtain from a foreign sub-custodian appointed pursuant to this Agreement such indemnification as is provided for in the agreement pursuant to which Custodian employs such foreign sub-custodian, Custodian shall have no greater liability to any Portfolio or the Fund for the actions or omissions of such foreign sub-custodian than any such foreign sub-custodian has to Custodian pursuant to such agreement, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such foreign sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full. In the event that Custodian does not institute legal proceedings based on a foreign sub-custodian's liability to Custodian, the Fund shall, to the extent of any loss by the Fund and to the extent permitted by applicable law and not prohibited by contract, be subrogated to all of the rights of recovery of Custodian against such foreign sub-custodian. To the extent permitted by law, Custodian shall execute and deliver any and all such instruments and documents as the Fund shall reasonably request and take such other actions as necessary or appropriate to assist the Fund in the exercise of such rights of recovery and to enable the Fund to recover against such foreign sub-custodian, and the Fund shall reimburse the Custodian for any reasonable out-of-pocket costs incurred in connection therewith.

       (F) Upon the request of the Foreign Custody Manager, Custodian shall furnish to the Foreign Custody Manager information concerning all foreign sub-custodians employed pursuant to this Agreement which shall be similar in kind and scope to any such information that may have been furnished to the Foreign Custody Manager in connection with the initial approval by the Foreign Custody Manager of the agreements pursuant to which Custodian employs such foreign sub-custodians or as otherwise required by the 1940 Act."

5. ELIGIBLE FOREIGN SECURITIES DEPOSITORIES. Article III.5 is amended by supplementing it with a new paragraph (g), as follows:

       "(g)(A)(i) Unless otherwise instructed in Written Instructions, Custodian may place and maintain Foreign Assets of a Portfolio with an Eligible Foreign Securities Depository, provided that it has delivered to the Fund an analysis of the custody risks associated with maintaining assets with such Eligible Foreign Securities Depository. Custodian shall monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks.

       (ii) In performing its obligations under Article III.5 (g)(A)(i) above, Custodian shall exercise reasonable care, prudence and diligence. In the exercise of such care, prudence and diligence, Custodian may rely upon assessments, determinations and monitoring made and performed with respect to an Eligible Foreign Securities Depository by Citibank, N.A. or such other operator of a global custody system as from time to time may be employed by Custodian and approved by the Fund."

6. RELATIONSHIP WITH SECURITIES DEPOSITORIES. Article III.5 is further amended by supplementing it with a new paragraph (h), as follows:

       "No Book-Entry System, Securities Depository, or other securities depository or clearing agency (whether foreign or domestic) which it is or may become standard market practice to use for the comparison and settlement of trades in securities shall be an agent or sub-contractor of Custodian for purposes of Article III.3(a) above or otherwise."


7. EFFECTIVE DATE. This Amendment No. 2 shall be effective as of the date hereof.

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       IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment
No. 2 to be executed by its representative thereunto duly authorized, all as of the day and year first above written.

THE ALGER AMERICAN FUND                         CUSTODIAL TRUST COMPANY



By:_________________________________         By:________________________________
     Frederick A. Blum                          Authorized Officer
     Treasurer

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                         CITIBANK SUB-CUSTODIAN NETWORK

                ------------------------------------- -----------
                 Branches/subsidiaries                    44
                ------------------------------------- -----------
                 Third-party agents                       28
                ------------------------------------- -----------
                 ICSDs                                     2
                ------------------------------------- -----------
                 TOTAL                                    74
                ------------------------------------- -----------
--------------------------------------------------------------------------------
SUB-CUSTODIAN NETWORK
----------------- ------------------------------------------- ------------------
COUNTRY           SUB-CUSTODIAN                               STATUS
----------------- ------------------------------------------- ------------------
Argentina         Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Australia                                                     Subsidiary
                  CITIBANK PTY LIMITED
----------------- ------------------------------------------- ------------------
Austria           Citibank N.A (through Milan)                Branch
----------------- ------------------------------------------- ------------------
Bahrain                                                       Agent
                  HSBC BANK MIDDLE EAST
----------------- ------------------------------------------- ------------------
Bangladesh        Standard Chartered Bank                     Agent
----------------- ------------------------------------------- ------------------
Belgium           Fortis Bank (Nederland) NV                  Agent
----------------- ------------------------------------------- ------------------
Bermuda           Bank of Bermuda                             Agent
----------------- ------------------------------------------- ------------------
Botswana          Barclays Bank of Botswana Limited           Agent
----------------- ------------------------------------------- ------------------
Brazil            Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Bulgaria          ING NV Sofia Branch                         Agent
----------------- ------------------------------------------- ------------------
Canada            Citibank Canada                             Subsidiary
----------------- ------------------------------------------- ------------------
Chile             Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
China             Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Colombia          Cititrust Colombia S.A                      Subsidiary
----------------- ------------------------------------------- ------------------
Costa Rica        Banco BCT                                   Agent
----------------- ------------------------------------------- ------------------
Croatia           Privredna Banka Zagreb Dd.                  Agent
----------------- ------------------------------------------- ------------------
Cyprus            Hellenic Bank Ltd                           Agent
----------------- ------------------------------------------- ------------------
Czech Republic    Citibank, AS                                Subsidiary
----------------- ------------------------------------------- ------------------
Denmark           Nordea Bank Danmark A/S                     Agent
----------------- ------------------------------------------- ------------------
Dubai (U.A.E.)    The Hongkong & Shanghai Banking Corp        Agent
----------------- ------------------------------------------- ------------------
Egypt             Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Estonia           Hansabank Ltd                               Agent
----------------- ------------------------------------------- ------------------
Finland           Nordea Bank Finland Plc                     Agent
----------------- ------------------------------------------- ------------------
France            Citibank International Plc.                 Subsidiary
----------------- ------------------------------------------- ------------------
Germany           Citigroup Global Markets
                  Deutschland AG & Co. KgaA                   Subsidiary
----------------- ------------------------------------------- ------------------
Greece            Citibank International Plc.                 Subsidiary
----------------- ------------------------------------------- ------------------
Hong Kong         Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Hungary           Citibank Rt                                 Subsidiary
----------------- ------------------------------------------- ------------------
Iceland           Kaupthing Bank (Arion Custody Services)     Agent
----------------- ------------------------------------------- ------------------
India             Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------

----------------- ------------------------------------------- ------------------
Indonesia         Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Ireland           Citibank International Plc                  Branch
----------------- ------------------------------------------- ------------------
Israel            Bank Hapoalim                               Agent
----------------- ------------------------------------------- ------------------
Italy             Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Japan             Citibank N.A.                               Branch
----------------- ------------------------------------------- ------------------
Jordan            Arab Bank.                                  Agent
----------------- ------------------------------------------- ------------------
Kazakhstan        SB HSBC Kazakhstan JSC                      Agent
----------------- ------------------------------------------- ------------------
Korea             Citibank Korea, Inc.                        Subsidiary
----------------- ------------------------------------------- ------------------
Latvia            Hansabank                                   Agent
----------------- ------------------------------------------- ------------------
Lithuania         HansaBank                                   Agent
----------------- ------------------------------------------- ------------------
Malaysia          Citibank Berhad                             Subsidiary
----------------- ------------------------------------------- ------------------
Malaysia          Citibank Berhad                             Subsidiary
----------------- ------------------------------------------- ------------------
Malta             HSBC Bank Malta plc                         Agent
----------------- ------------------------------------------- ------------------
Mexico            Banamex  S.A.                               Subsidiary
----------------- ------------------------------------------- ------------------
Morocco           Banque Commerciale du Maroc                 Agent
----------------- ------------------------------------------- ------------------
Netherlands       Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
New Zealand       Citibank Nominees (New Zealand) Limited     Subsidiary
----------------- ------------------------------------------- ------------------
Norway            Nordea Bank Norge ASA                       Agent
----------------- ------------------------------------------- ------------------
Pakistan          Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Peru              Citibank del Peru S.A.                      Subsidiary
----------------- ------------------------------------------- ------------------
Philippines       Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Poland            Bank Handlowy w Warszawie S.A.              Subsidiary
----------------- ------------------------------------------- ------------------
Portugal          Citibank International Plc                  Subsidiary
----------------- ------------------------------------------- ------------------
Puerto Rico       Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Romania           Citibank Romania S.A                        Subsidiary
----------------- ------------------------------------------- ------------------
Russia            ZAO Citibank                                Subsidiary
----------------- ------------------------------------------- ------------------
Singapore         Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Slovak Republic   Ceskoslovenska Obchodni Banka A.S (CSOB)    Agent
----------------- ------------------------------------------- ------------------
Slovenia          Bank Austria                                Agent
----------------- ------------------------------------------- ------------------
South Africa      First National Bank of
                  South Africa Limited                        Agent
----------------- ------------------------------------------- ------------------
Spain             Citibank International Plc                  Subsidiary
----------------- ------------------------------------------- ------------------
Sri Lanka         Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Sweden            SEB                                         Agent
----------------- ------------------------------------------- ------------------
Switzerland       Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Taiwan            Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Thailand          Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Turkey            Citibank A.S.                               Subsidiary
----------------- ------------------------------------------- ------------------
Ukraine           ING Bank                                    Agent
----------------- ------------------------------------------- ------------------
United Kingdom    Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
United States     Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Venezuela         Citibank, N.A.                              Branch
----------------- ------------------------------------------- ------------------
Zimbabwe          Barclays Bank of Zimbabwe Limited           Agent
----------------- ------------------------------------------- ------------------

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--------------------------------------------------------------------------------
INTERNATIONAL CENTRAL SECURITIES DEPOSITORIES
----------------- ------------------------------------------- ------------------
                  Euroclear                                   Depository
----------------- ------------------------------------------- ------------------
                  Clearstream                                 Depository
----------------- ------------------------------------------- ------------------